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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 -------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   May 1, 2001
                                                  ------------------------------


                                 NETOPIA, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-28450                  94-3033136
----------------------------       -----------            -------------------
(State or other jurisdiction       (Commission              (IRS Employer
   of incorporation)               File Number)           Identification No.)


2470 Mariner Square Loop, Alameda, California                          94501
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  (Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code   (510) 814-5100
                                                   -----------------------------

                                     Same
--------------------------------------------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.

     On May 1, 2001, Netopia, Inc. informed its employees that its board of directors authorized a stock option exchange program for employees of Netopia holding stock options with exercise prices above $10.00 per share.

     Netopia, Inc. has not commenced the offer to exchange that is referred to in this communication. Upon commencement of such offer, Netopia will file with the Securities and Exchange Commission a Schedule TO and related exhibits, including the offer to exchange, letter of transmittal and other related documents. Employees of Netopia who are option holders are strongly encouraged to read the Schedule TO and related exhibits, including the offer to exchange, letter of transmittal and other related documents, when these become available because they will contain important information about the offer. The Schedule TO and related exhibits will be available without charge at the Securities and Exchange Commission web site at www.sec.gov and will be delivered without charge to all employees of Netopia who are option holders. Additional copies of these documents may be obtained without charge by employees of Netopia who are option holders by contacting Janna Berry.
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Item 7.    Financial Statements and Exhibits.


     (c)  Exhibits:

          Exhibit
          Number    Description
          -------   -----------

            99.1 Form of email communication to Netopia, Inc. employees on May 1, 2001 from Alan B. Lefkof.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NETOPIA, INC.


Date:  May 1, 2001                     By: /s/ Alan B. Lefkof
                                          --------------------------------------
                                          Alan B. Lefkof
                                          President and Chief Executive Officer
                                          (Duly Authorized Officer)
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                                 EXHIBIT INDEX


Exhibit
Number    Description
------    -----------
 99.1 Form of email communication to Netopia, Inc. employees on May 1, 2001 from Alan B. Lefkof.